UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2016 (December 19, 2016)

Magellan Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-5507	06-0842255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Sherman Street, Suite 1950, Denver, CO	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 484-2400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Tellurian Common Stock Purchase Agreement and Merger Agreement Amendment

On December 19, 2016, Tellurian Investments Inc., a Delaware corporation (“Tellurian”), entered into a common stock purchase agreement (the “SPA”) with TOTAL Delaware, Inc., a Delaware corporation and subsidiary of TOTAL S.A. (“TOTAL”), pursuant to which TOTAL will purchase, and Tellurian will sell and issue to TOTAL, 35,384,615 shares of Tellurian common stock (the “Tellurian Shares”) for an aggregate purchase price of $206,999,997.75. In connection with the SPA, Tellurian, Magellan Petroleum Corporation, a Delaware corporation (“Magellan”), and River Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of Magellan, entered into a second amendment (the “Merger Agreement Amendment”) to the previously announced Agreement and Plan of Merger, dated as of August 2, 2016 and amended on November 23, 2016, among those parties (the “Merger Agreement”). Among other things, the Merger Agreement Amendment (i) permits Tellurian to enter into the SPA and issue the Tellurian Shares to TOTAL, (ii) increases the maximum number of shares of Tellurian common stock (or its equivalent) issuable to current and prospective employees of Tellurian under the Tellurian 2016 Omnibus Incentive Plan between August 2, 2016 and the closing of the merger contemplated by the Merger Agreement (the “Merger”) from 10,000,000 to 13,000,000, (iii) requires Magellan to appoint one board designee of TOTAL to the board of directors of Magellan effective upon the closing of the Merger, and (iv) extends the “Outside Date” (as defined in the Merger Agreement) from January 31, 2017 to February 28, 2017.

The Merger Agreement Amendment has been approved by the board of directors of each of Magellan and Tellurian. The closing of the transactions contemplated by the SPA is subject to customary closing conditions, including, among others, the accuracy of each party’s representations and warranties contained in the SPA and each party’s compliance with its covenants and agreements contained in the SPA in all material respects.

Assuming the satisfaction of the closing conditions, Magellan and Tellurian expect the transactions contemplated by the SPA to close on January 3, 2017.

Other

At the closing of the transactions contemplated by the SPA, (i) Magellan, TOTAL, Charif Souki, the Souki Family 2016 Trust, and Martin Houston will enter into a voting agreement, pursuant to which Mr. Souki, the Souki Family 2016 Trust, and Mr. Houston will agree to vote all shares of the combined company’s stock they own in favor of the TOTAL board designee (the “Voting Agreement”); (ii) Magellan and TOTAL will enter into a guaranty and support agreement, pursuant to which Magellan will, contingent on the closing of the Merger, guarantee to TOTAL the performance of all of the obligations of Tellurian in connection with the SPA (the “Guaranty and Support Agreement”); and (iii) Tellurian and TOTAL will enter into a pre-emptive rights agreement, pursuant to which TOTAL will be granted a right to purchase its pro rata portion of any new equity securities that Tellurian may issue to a third party on the same terms and conditions as such equity securities are offered and sold to such party, subject to certain excepted offerings (the “Pre-emptive Rights Agreement”).

In connection with the SPA, (i) following the closing of the Merger, Magellan and TOTAL will enter into a pre-emptive rights agreement with terms and conditions similar to those contained in the form of Pre-emptive Rights Agreement between Tellurian and TOTAL but subject to additional excepted offerings; and (ii) Tellurian and Magellan agreed to provide TOTAL, as holder of the Tellurian Shares, with certain registration rights relating to the Magellan common stock that TOTAL will receive upon the closing of the Merger.

The foregoing description of the SPA, the Merger Agreement Amendment, the form of Guaranty and Support Agreement, the form of Voting Agreement and the form of Pre-Emptive Rights Agreement is not complete and is qualified in its entirety by the terms of the documents attached hereto as Exhibits 99.1, 2.1, 10.1, 99.2 and 99.3, respectively. Such documents are incorporated herein by reference.

Important Information for Investors and Stockholders

This report does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This report relates to the Merger between Magellan and Tellurian.

In connection with the Merger, Magellan has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a preliminary joint proxy statement of Magellan and Tellurian that also constitutes a prospectus of Magellan. Each of Magellan and Tellurian also plans to file other relevant documents with the SEC regarding the Merger, including a final prospectus and definitive joint proxy statement. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”). Any definitive joint proxy statement(s)/prospectus(es) for Magellan and/or Tellurian (if and when available) will be mailed to stockholders of Magellan or Tellurian, as applicable. INVESTORS AND SECURITY HOLDERS OF MAGELLAN AND TELLURIAN ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S), PROXY STATEMENT(S)/PROSPECTUS(ES) AND OTHER DOCUMENTS THAT HAVE BEEN AND MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.

Investors and security holders may obtain free copies of these documents and other documents containing important information about Magellan and Tellurian once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Magellan are available free of charge on Magellan’s internet website at www.magellanpetroleum.com or by contacting Magellan using the contact information below.

Participants in Solicitation

Magellan and Tellurian and their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from the companies’ stockholders in connection with the Merger. Stockholders are urged to carefully read the definitive proxy statement regarding the Merger

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when it becomes available because it will contain important information. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the companies’ stockholders in connection with the Merger is set forth in the preliminary joint proxy statement/prospectus of Magellan and Tellurian filed with the SEC on October 3, 2016, as amended on November 8, 2016 and December 12, 2016. You can find information about Magellan’s executive officers and directors in its Annual Report on Form 10-K/A filed with the SEC on October 27, 2016. You can obtain free copies of these and other documents containing relevant information at the SEC’s website at www.sec.gov or by contacting Magellan by mail at 1775 Sherman Street, Suite 1950, Denver, Colorado 80203, or by telephone at (720) 484-2400.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	Appointment of Director.

Pursuant to the Merger Agreement Amendment, following the closing of the transactions contemplated by the SPA, Magellan must appoint one board designee of TOTAL to the board of directors of Magellan effective upon the closing of the Merger.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Second Amendment to Agreement and Plan of Merger, dated as of December 19, 2016, by and among Magellan Petroleum Corporation, Tellurian Investments Inc., and River Merger Sub, Inc.

10.1	Form of Guaranty and Support Agreement by and between Magellan Petroleum Corporation and TOTAL Delaware, Inc.

99.1*	Common Stock Purchase Agreement, dated as of December 19, 2016, by and between Tellurian Investments Inc. and TOTAL Delaware, Inc.

99.2	Form of Voting Agreement by and among Magellan Petroleum Corporation, Tellurian Investments Inc., TOTAL Delaware, Inc., Charif Souki, the Souki Family 2016 Trust and Martin Houston

99.3	Form of Pre-Emptive Rights Agreement by and between Tellurian Investments Inc. and TOTAL Delaware, Inc.

*	Pursuant to Item 6.01(b)(2) of Regulation S-K, Magellan has omitted certain schedules to the exhibit. Magellan agrees to supplementally furnish a copy of any omitted schedule to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION

By:	/s/ Antoine J. Lafargue
Antoine J. Lafargue, President and Chief Executive Officer
(as Principal Executive Officer)

Date: December 20, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Second Amendment to Agreement and Plan of Merger, dated as of December 19, 2016, by and among Magellan Petroleum Corporation, Tellurian Investments Inc., and River Merger Sub, Inc.

10.1	Form of Guaranty and Support Agreement by and between Magellan Petroleum Corporation and TOTAL Delaware, Inc.

99.1*	Common Stock Purchase Agreement, dated as of December 19, 2016, by and between Tellurian Investments Inc. and TOTAL Delaware, Inc.

99.2	Form of Voting Agreement by and among Magellan Petroleum Corporation, Tellurian Investments Inc., TOTAL Delaware, Inc., Charif Souki, the Souki Family 2016 Trust and Martin Houston

99.3	Form of Pre-Emptive Rights Agreement by and between Tellurian Investments Inc. and TOTAL Delaware, Inc.

*	Pursuant to Item 6.01(b)(2) of Regulation S-K, Magellan has omitted certain schedules to the exhibit. Magellan agrees to supplementally furnish a copy of any omitted schedule to the SEC upon request.